SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2002
(July 30, 2002)

Micromuse Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street
San Francisco, California 94107
(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600
(Registrant’s Telephone Number, Including Area Code)

Item 5.    Other Events.

On July 30, 2002, Micromuse Inc. (“Registrant”) issued to RiverSoft shareholders who have not yet accepted the recommended cash offer (the “Offer”) made by Micromuse UK Limited and (outside the United States) by Credit Suisse First Boston (Europe) Limited (“CSFB”) on its behalf, for the whole of the issued and to be issued share capital of RiverSoft plc (“RiverSoft”), formal notices under section 429 of the Companies Act 1985 (U.K.) to acquire compulsorily all those RiverSoft ordinary shares in respect of which valid acceptances have not been received (the “Formal Notice”).

A copy of the Formal Notice is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibit Number

(a)  Financial Statement of Business Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

99.1	Formal Notice issued on July 30, 2002 to acquire compulsorily all those RiverSoft ordinary shares in respect of which valid acceptances have not been received.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMUSE INC.
(Registrant)
Date: July 30, 2002
By: /s/ JAMES B. DE GOLIA
Name: James B. De Golia
Title: Senior Vice President and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Formal Notice issued on July 30, 2002 to acquire compulsorily all those RiverSoft ordinary shares in respect of which valid acceptances have not been received.